July 31, 1997






                           PROFIT FUNDS INVESTMENT TRUST

                             -- Profit Lomax Value Fund

                  Supplement to the Prospectus, Dated May 30, 1997


         Effective as of January 31, 1998, or such earlier time as the Trustees of the Trust have determined to (a) approve and submit for approval of shareholders of the Profit Lomax Value Fund (the "Fund") a new investment sub-adviser, or (b) approve the assumption by Investor Resources Group, Inc. ("IRG"), the Fund's investment manager, of the responsibilities currently delegated to The Edgar Lomax Company ("Edgar Lomax"), the Fund's investment sub-adviser, Edgar Lomax, will no longer serve as investment sub-adviser to the Fund.

         As a result of the foregoing, effective immediately, the name of the Fund is changed to the "Profit Value Fund."